------------------------------------------------------------------------------



                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                                   Form 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


                    Date of Report (Date of earliest Event
                          Reported) October 15, 2004


                                  CWABS, INC.
                   -----------------------------------------
            (Exact name of registrant as specified in its charter)




          Delaware                   333-109272               95-4596514
----------------------------    --------------------     ---------------------
(State or Other Jurisdiction        (Commission            (I.R.S. Employer
      of Incorporation)             File Number)          Identification No.)

      4500 Park Granada
    Calabasas, California                                        91302
----------------------------                                 --------------
    (Address of Principal                                      (Zip Code)
     Executive Offices)

Registrant's telephone number, including area code (818) 225-3237
                                                   ----- --------
------------------------------------------------------------------------------


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 8.
----------


Item 8.01. Other Events.
----       ------------


Description of the Mortgage Pool*
--------------------------------


     CWABS, Inc. (the "Company") entered into a Sale and Servicing Agreement dated as of September 30, 2004 (the "Sale and Servicing Agreement"), by and among the Company, as depositor, Countrywide Home Loans, Inc., as seller, and JPMorgan Chase Bank, as indenture trustee, providing for the issuance of the Company's Revolving Home Equity Loan Asset Backed Notes, Series 2004-O.









----------------------------
* Capitalized terms used and not otherwise defined herein shall have the meanings assigned to them in the Prospectus dated September 14, 2004 and the Prospectus Supplement dated September 29,

2004 of CWABS, Inc., relating to its CWABS Revolving Home Equity Loan Trust 2004-O, Revolving Home Equity Loan Asset-Backed Notes, Series 2004-O.

     The sum of the columns below may not equal the total indicated due to rounding. The following tables describe the statistical calculation mortgage loans and the related mortgage properties as of the close of business on the Statistical Calculation Date.


                                                           Loan Group 1
                                         Principal Balances for the Group 1 Mortgage Loans

                                                        Percent of                 Weighted    Weighted     Weighted    Weighted
                              Aggregate       Number    Aggregate      Average      Average     Average      Average    Average
                              Principal        of       Principal      Current      Gross      Remaining     Credit     Combined
   Range of Principal          Balance       Mortgage    Balance      Principal    Mortgage     Term         Bureau     Loan-to-
      Balances ($)           Outstanding      Loans    Outstanding     Balance       Rate      (months)    Risk Score  Value Ratio
-------------------------    -----------     --------  -----------     -------     --------    --------    ----------  -----------
      0.01  -  10,000.00     $  1,685,489       265        0.27%      $  6,360       4.816%     298.04        709        67.3%
 10,000.01  -  20,000.00        6,820,898       417        1.09         16,357       5.100      298.83        698        73.2
 20,000.01  -  30,000.00      147,651,278     5,654       23.70         26,114       5.305      299.08        705        89.9
 30,000.01  -  40,000.00      130,846,889     3,743       21.00         34,958       5.504      299.18        707        90.3
 40,000.01  -  50,000.00      112,385,250     2,467       18.04         45,555       5.547      299.08        707        89.1
 50,000.01  -  60,000.00       80,790,419     1,463       12.97         55,222       5.713      299.01        709        90.4
 60,000.01  -  70,000.00       49,325,261       761        7.92         64,816       5.663      298.92        702        88.2
 70,000.01  -  80,000.00       28,711,737       380        4.61         75,557       5.145      299.22        695        81.1
 80,000.01  -  90,000.00       21,434,288       251        3.44         85,396       5.211      299.04        693        83.0
 90,000.01  - 100,000.00       23,950,349       247        3.84         96,965       5.272      298.97        711        83.3
100,000.01  - 125,000.00        9,547,874        84        1.53        113,665       5.173      299.32        709        82.8
125,000.01  - 150,000.00        8,680,592        61        1.39        142,305       5.494      299.25        712        81.0
150,000.01  - 175,000.00        1,269,607         8        0.20        158,701       4.452      299.51        769        71.8
                             ------------   -------      --------
         Total               $623,099,932    15,801      100.00%
                             ============   =======      ========


         As of the Statistical Calculation Date, the average principal balance of the statistical calculation mortgage loans in loan group 1 was approximately $39,434.


                                           Loan Programs for the Group 1 Mortgage Loans

                                                           Percent of               Weighted    Weighted    Weighted    Weighted
                                   Aggregate     Number    Aggregate     Average     Average     Average     Average    Average
                                   Principal      of       Principal     Current     Gross      Remaining    Credit     Combined
   Description of Loans             Balance     Mortgage    Balance     Principal   Mortgage     Term        Bureau     Loan-to-
         Programs                 Outstanding    Loans    Outstanding    Balance      Rate      (months)   Risk Score  Value Ratio
-------------------------         -----------   --------  -----------    -------    --------    --------   ----------  -----------
10 Year Draw, 20 Year Repay....  $    185,470         3       0.03%     $ 61,823      5.669%     351.22       673         90.1%
10 Year Draw, 15 Year Repay....   621,923,949    15,779      99.81        39,415      5.455      299.15       706         88.4
15 Year Draw, 0 Year Repay.....       439,782         8       0.07        54,973      5.974      178.79       709         99.5
15 Year Draw, 10 Year Repay....       550,731        11       0.09        50,066      4.599      299.28       729         90.0
                                 ------------   -------     --------
         Total                   $623,099,932    15,801     100.00%
                                 ============   =======     ========



                                             Loan Rates for the Group 1 Mortgage Loans

                                                           Percent of               Weighted    Weighted    Weighted    Weighted
                                   Aggregate     Number    Aggregate     Average     Average     Average     Average    Average
                                   Principal      of       Principal     Current     Gross      Remaining    Credit     Combined
                                    Balance     Mortgage    Balance     Principal   Mortgage     Term        Bureau     Loan-to-
    Range of Loan Rates (%)       Outstanding    Loans    Outstanding    Balance      Rate      (months)   Risk Score  Value Ratio
  -------------------------       -----------   --------  -----------    -------    --------    --------   ----------  -----------
Less than or equal to 3.000....  $  4,952,017       114        0.79%    $ 43,439      3.000%     295.11        697         92.1%
 3.001 - 3.500.................    35,451,357       892        5.69       39,744      3.274      299.58        706         93.6
 3.501 - 4.000.................   178,580,411     4,501       28.66       39,676      3.990      299.51        693         84.0
 4.001 - 4.500.................   113,306,538     3,156       18.18       35,902      4.410      299.45        717         91.1
 4.501 - 5.000.................    22,747,068       511        3.65       44,515      4.913      298.55        713         71.2
 5.001 - 5.500.................    23,549,857       475        3.78       49,579      5.365      299.43        703         77.3
 5.501 - 6.000.................    15,011,647       350        2.41       42,890      5.792      298.41        678         77.2
 6.001 - 6.500.................    26,189,118       650        4.20       40,291      6.307      298.75        712         83.5
 6.501 - 7.000.................    65,340,238     1,761       10.49       37,104      6.891      298.48        727         93.1
 7.001 - 7.500.................    32,001,866       780        5.14       41,028      7.346      298.44        683         89.9
 7.501 - 8.000.................    69,776,087     1,701       11.20       41,021      7.961      298.87        718         98.1
 8.001 - 8.500.................    12,426,008       313        1.99       39,700      8.290      298.17        718         95.2
 8.501 - 9.000.................    13,403,522       333        2.15       40,251      8.866      298.62        691         95.3
 9.001 - 9.500.................     3,923,901       101        0.63       38,851      9.233      298.81        693         95.9
 9.501 - 10.000................     1,980,267        49        0.32       40,414      9.769      299.07        703         94.7
10.001 - 10.500................       816,523        20        0.13       40,826     10.341      299.27        649         86.0
10.501 - 11.000................     3,493,956        91        0.56       38,395     10.696      299.30        609         78.6
11.001 - 11.500................       149,550         3        0.02       49,850     11.222      300.00        673         82.8
                                --------------  ---------  -----------
         Total                   $623,099,932    15,801      100.00%
                                ==============  =========  ===========


     As of the Statistical Calculation Date, the weighted average loan rate of the statistical calculation mortgage loans in loan group 1 was approximately 5.455%.


                              Months Remaining to Scheduled Maturity for the Group 1 Mortgage Loans

                                                           Percent of               Weighted    Weighted    Weighted    Weighted
                                   Aggregate     Number    Aggregate     Average     Average     Average     Average    Average
                                   Principal      of       Principal     Current     Gross      Remaining    Credit     Combined
  Range of Months Remaining         Balance     Mortgage    Balance     Principal   Mortgage      Term       Bureau     Loan-to-
    to Scheduled Maturity         Outstanding    Loans    Outstanding    Balance      Rate      (months)   Risk Score  Value Ratio
  -------------------------       -----------   --------  -----------    -------    --------    --------   ----------  -----------
169 - 180....................   $    439,782          8        0.07%     $ 54,973      5.974%     178.79        709         99.5%
217 - 228....................        105,277          4        0.02        26,319      6.773      222.15        677         78.0
265 - 276....................         90,000          1        0.01        90,000      6.375      273.00        751         91.6
277 - 288....................        873,374         37        0.14        23,605      6.569      286.77        714         85.4
289 - 300....................    621,406,030     15,748       99.73        39,459      5.453      299.19        706         88.4
349 - 360....................        185,470          3        0.03        61,823      5.669      351.22        673         90.1
                               --------------   ---------  -----------
              Total             $623,099,932     15,801      100.00%
                               ==============   =========  ===========


     As of the Statistical Calculation Date, the weighted average remaining months to scheduled maturity of the statistical calculation mortgage loans in loan group 1 was approximately 299.

     The above table assumes that the draw period for the statistical calculation mortgage loans with (a) five year draw periods and fifteen year repayment periods will be extended for an additional five years and (b) five year draw periods and ten year repayment periods will not be extended.


                                   Combined Loan-to-Value Ratios for the Group 1 Mortgage Loans

                                                           Percent of               Weighted    Weighted    Weighted    Weighted
                                   Aggregate     Number    Aggregate     Average     Average     Average     Average    Average
                                   Principal      of       Principal     Current     Gross      Remaining    Credit     Combined
  Range of Combined Loan-to-        Balance     Mortgage    Balance     Principal   Mortgage      Term       Bureau     Loan-to-
        Value Ratio (%)           Outstanding    Loans    Outstanding    Balance      Rate      (months)   Risk Score  Value Ratio
  -------------------------       -----------   --------  -----------    -------    --------    --------   ----------  -----------
 0.01 - 10.00................     $      9,000         1       0.00%     $  9,000      5.625%     298.00       766          5.6%
10.01 - 20.00................          420,124        13       0.07        32,317      4.821      298.89       712         16.0
20.01 - 30.00................        1,776,511        43       0.29        41,314      4.648      298.95       696         25.7
30.01 - 40.00................        3,730,890       102       0.60        36,577      4.461      299.23       713         35.5
40.01 - 50.00................        8,400,409       221       1.35        38,011      4.629      299.26       716         45.7
50.01 - 60.00................       17,323,486       428       2.78        40,475      4.701      299.11       703         55.3
60.01 - 70.00................       46,296,977     1,110       7.43        41,709      4.805      299.13       696         67.0
70.01 - 80.00................       79,692,415     1,840      12.79        43,311      4.770      299.15       694         77.6
80.01 - 90.00................      153,971,349     4,080      24.71        37,738      5.590      299.18       694         88.6
90.01 - 100.00...............      311,478,711     7,963      49.99        39,116      5.742      299.18       715         98.3
                                 --------------  --------- -----------
         Total                    $623,099,932    15,801     100.00%
                                 ==============  ========= ===========

     As of the Statistical Calculation Date, the weighted average combined loan-to-value ratio of the statistical calculation mortgage loans in loan group 1 was approximately 88.37%.

     The geographic location used for the following table is determined by the address of the mortgaged property securing the related mortgage loan.


                                      Geographic Distribution for the Group 1 Mortgage Loans

                                                           Percent of               Weighted    Weighted    Weighted    Weighted
                                   Aggregate     Number    Aggregate     Average     Average     Average     Average    Average
                                   Principal      of       Principal     Current     Gross      Remaining    Credit     Combined
                                    Balance     Mortgage    Balance     Principal   Mortgage      Term       Bureau     Loan-to-
           State                  Outstanding    Loans    Outstanding    Balance      Rate      (months)   Risk Score  Value Ratio
  -------------------------       -----------   --------  -----------    -------    --------    --------   ----------  -----------
Alaska.......................     $  1,771,649       44        0.28%     $ 40,265      5.020%     299.14       713         92.5%
Alabama......................        7,392,681      227        1.19        32,567      5.434      298.71       712         94.4
Arizona......................       25,961,764      657        4.17        39,516      5.439      299.23       710         92.4
California...................      131,522,286    3,381       21.11        38,900      5.589      298.83       701         82.2
Colorado.....................       27,362,883      693        4.39        39,485      5.443      299.30       715         92.7
Connecticut..................        7,642,156      176        1.23        43,421      5.746      299.11       704         88.2
District of Columbia.........          956,955       21        0.15        45,569      5.366      299.26       695         87.1
Delaware.....................        2,217,482       54        0.36        41,064      5.077      299.26       693         85.7
Florida......................       48,515,555    1,216        7.79        39,898      5.796      299.07       707         89.8
Georgia......................       15,213,594      425        2.44        35,797      5.101      298.98       705         95.1
Hawaii.......................        3,775,390       80        0.61        47,192      4.913      299.24       703         81.6
Iowa.........................        1,985,161       55        0.32        36,094      5.132      299.16       707         94.3
Idaho........................        4,171,320      112        0.67        37,244      5.399      299.22       706         94.2
Illinois.....................       24,511,651      622        3.93        39,408      5.353      299.26       707         90.8
Indiana......................        7,402,596      221        1.19        33,496      5.410      299.23       703         93.0
Kansas.......................        5,009,917      143        0.80        35,034      4.962      299.66       702         93.1
Kentucky.....................        5,687,325      155        0.91        36,692      5.038      299.20       707         93.9
Louisiana....................        4,575,757      126        0.73        36,316      5.398      299.01       703         92.9
Massachusetts................       14,945,087      338        2.40        44,216      5.534      299.14       699         83.6
Maryland.....................       14,036,306      337        2.25        41,651      5.532      299.07       703         87.7
Maine........................        1,878,945       46        0.30        40,847      5.155      299.37       694         84.3
Michigan.....................       15,002,124      405        2.41        37,042      5.311      299.59       701         91.1
Minnesota....................       12,233,277      294        1.96        41,610      5.450      299.18       713         90.0
Missouri.....................        7,828,853      231        1.26        33,891      5.207      299.20       707         93.0
Mississippi..................        2,043,555       64        0.33        31,931      4.743      299.22       701         95.7
Montana......................        1,722,012       48        0.28        35,875      5.087      299.36       723         89.4
North Carolina...............       12,236,166      356        1.96        34,371      5.241      299.11       709         93.9
North Dakota.................          238,935        7        0.04        34,134      4.493      299.90       706         85.0
Nebraska.....................        1,218,772       37        0.20        32,940      4.728      299.38       701         95.1
New Hampshire................        3,427,188       79        0.55        43,382      5.430      299.27       701         87.6
New Jersey...................       25,224,610      576        4.05        43,793      5.327      299.21       700         84.2
New Mexico...................        3,383,300       94        0.54        35,993      5.136      299.05       707         90.2
Nevada.......................       31,460,612      673        5.05        46,747      5.957      299.17       708         86.7
New York.....................       23,261,704      508        3.73        45,791      5.008      299.26       705         80.0
Ohio.........................       13,728,852      378        2.20        36,320      5.478      299.11       704         94.4
Oklahoma.....................        2,824,495       81        0.45        34,870      4.837      299.33       695         94.1
Oregon.......................       10,266,493      265        1.65        38,741      5.383      299.28       712         92.2
Pennsylvania.................       17,953,912      484        2.88        37,095      5.180      299.13       707         89.0
Rhode Island.................        2,706,994       58        0.43        46,672      5.823      299.19       705         83.5
South Carolina...............        5,268,386      151        0.85        34,890      5.260      299.14       708         93.6
South Dakota.................          474,493       16        0.08        29,656      4.820      299.28       715         95.2
Tennessee....................        9,561,296      277        1.53        34,517      5.128      299.09       715         94.4
Texas........................        3,774,257      110        0.61        34,311      5.975      299.01       720         94.3
Utah.........................        5,897,280      163        0.95        36,180      5.399      299.31       715         93.5
Virginia.....................       20,247,801      463        3.25        43,732      5.309      299.14       705         89.9
Vermont......................          544,977       14        0.09        38,927      5.475      279.02       707         88.5
Washington...................       23,876,918      565        3.83        42,260      5.673      299.02       713         92.6
Wisconsin....................        7,943,281      209        1.27        38,006      5.120      298.94       703         91.1
West Virginia................        1,141,820       34        0.18        33,583      5.433      299.04       707         94.0
Wyoming......................        1,071,109       32        0.17        33,472      4.636      299.44       715         89.5
                                 -------------- ---------  -----------
         Total                    $623,099,932   15,801      100.00%
                                 ============== =========  ===========



                                Credit Scores for the Mortgage Loans for the Group 1 Mortgage Loans

                                                           Percent of               Weighted    Weighted    Weighted    Weighted
                                   Aggregate     Number    Aggregate     Average     Average     Average     Average    Average
                                   Principal      of       Principal     Current     Gross      Remaining    Credit     Combined
                                    Balance     Mortgage    Balance     Principal   Mortgage      Term       Bureau     Loan-to-
    Range of Credit Scores        Outstanding    Loans    Outstanding    Balance      Rate      (months)   Risk Score  Value Ratio
  -------------------------       -----------   --------  -----------    -------    --------    --------   ----------  -----------
821 - 840....................     $  1,243,121        31        0.20%    $ 40,101      5.409%     299.20        830        79.5%
801 - 820....................        7,169,916       176        1.15       40,738      5.248      299.22        806        85.4
781 - 800....................       24,751,865       628        3.97       39,414      5.514      299.16        789        88.5
761 - 780....................       49,952,383     1,262        8.02       39,582      5.469      299.17        770        88.4
741 - 760....................       67,117,955     1,770       10.77       37,920      5.669      299.15        750        90.2
721 - 740....................       86,747,385     2,166       13.92       40,050      5.647      299.02        730        90.1
701 - 720....................       96,957,444     2,471       15.56       39,238      5.509      298.94        710        90.5
681 - 700....................       89,450,642     2,239       14.36       39,951      5.446      299.08        690        89.2
661 - 680....................       93,714,745     2,367       15.04       39,592      5.306      299.11        670        88.7
641 - 660....................       55,851,266     1,429        8.96       39,084      5.116      299.12        651        85.0
621 - 640....................       42,400,656     1,059        6.80       40,038      5.090      299.07        631        80.6
601 - 620....................        5,580,621       149        0.90       37,454      6.225      300.09        615        80.2
581 - 600....................        1,527,233        39        0.25       39,160      8.698      297.30        591        78.5
561 - 580....................          327,800         8        0.05       40,975     10.098      299.83        574        80.3
560 or less..................          306,900         7        0.05       43,843     10.674      300.00        538        78.5
                                 --------------  ---------  -----------
         Total                    $623,099,932    15,801      100.00%
                                 ==============  =========  ===========


     As of the Statistical Calculation Date, the weighted average credit score of the statistical calculation mortgage loans in loan group 1 was approximately 706.


                                           Property Type for the Group 1 Mortgage Loans

                                                           Percent of               Weighted    Weighted    Weighted    Weighted
                                   Aggregate     Number    Aggregate     Average     Average     Average     Average    Average
                                   Principal      of       Principal     Current     Gross      Remaining    Credit     Combined
                                    Balance     Mortgage    Balance     Principal   Mortgage      Term       Bureau     Loan-to-
        Property Type             Outstanding    Loans    Outstanding    Balance      Rate      (months)   Risk Score  Value Ratio
  -------------------------       -----------   --------  -----------    -------    --------    --------   ----------  -----------
Single Family................     $452,584,697    11,536      72.63%     $ 39,232      5.338%     299.09        703        87.5%
Planned Unit Development (PUD)      99,353,640     2,452      15.95        40,519      5.686      299.18        710        91.2
Low-Rise Condominium.........       53,906,402     1,395       8.65        38,643      5.854      298.79        717        91.5
2-4 Family...................       10,280,329       240       1.65        42,835      6.023      299.27        708        84.9
High-Rise Condominium........        5,550,340       137       0.89        40,513      6.209      299.27        720        87.8
Manufactured Housing (1).....        1,424,524        41       0.23        34,744      4.411      298.95        705        75.1
                                 --------------  --------- -----------
         Total                    $623,099,932    15,801     100.00%
                                 ==============  ========= ===========


-----------------
(1) Treated as real property.


                                           Gross Margins for the Group 1 Mortgage Loans

                                                           Percent of               Weighted    Weighted    Weighted    Weighted
                                   Aggregate     Number    Aggregate     Average     Average     Average     Average    Average
                                   Principal      of       Principal     Current     Gross      Remaining    Credit     Combined
    Range of Gross Margins          Balance     Mortgage    Balance     Principal   Mortgage      Term       Bureau     Loan-to-
             (%)                  Outstanding    Loans    Outstanding    Balance      Rate      (months)   Risk Score  Value Ratio
  -------------------------       -----------   --------  -----------    -------    --------    --------   ----------  -----------
Less than or equal to 0.000..    $ 34,496,551       798       5.54%     $ 43,229       4.144%     299.07       743         67.9%
0.001 - 0.250................      14,501,755       354       2.33        40,965       4.195      299.17       689         64.6
0.251 - 0.500................      47,861,718     1,071       7.68        44,689       4.363      299.15       713         76.5
0.501 - 0.750................       8,755,278       182       1.41        48,106       4.942      299.17       702         73.1
0.751 - 1.000................      20,202,538       415       3.24        48,681       5.099      299.56       711         82.1
1.001 - 1.250................      31,093,475       776       4.99        40,069       4.504      299.13       654         71.4
1.251 - 1.500................      12,663,469       318       2.03        39,822       4.492      299.06       718         85.7
1.501 - 1.750................      16,467,361       375       2.64        43,913       5.415      299.36       694         78.9
1.751 - 2.000................      40,385,826     1,129       6.48        35,771       4.916      299.13       731         88.8
2.001 - 2.250................      33,385,403       904       5.36        36,931       5.160      298.98       698         88.3
2.251 - 2.500................     117,360,208     3,194      18.83        36,744       5.363      299.13       733         96.2
2.501 - 2.750................      21,813,537       520       3.50        41,949       6.528      298.74       699         90.7
2.751 - 3.000................      40,716,687     1,058       6.53        38,485       5.326      298.65       664         89.9
3.001 - 3.250................       7,442,428       191       1.19        38,966       5.274      299.38       690         94.8
3.251 - 3.500................     114,533,667     2,905      18.38        39,426       6.355      299.14       700         98.2
3.501 - 3.750................      12,524,521       349       2.01        35,887       6.269      298.86       713         95.7
3.751 - 4.000................       7,656,620       184       1.23        41,612       7.448      298.32       713         96.3
4.001 - 4.250................       9,788,885       264       1.57        37,079       6.358      299.24       681         93.2
4.251 - 4.500................      11,681,875       283       1.87        41,279       7.705      298.74       679         96.8
4.501 - 4.750................       7,924,840       221       1.27        35,859       5.975      299.08       682         97.4
4.751 - 5.000................       2,132,014        54       0.34        39,482       5.445      299.26       665         96.2
5.001 - 5.250................       2,026,172        51       0.33        39,729       9.089      299.21       703         94.2
5.251 - 5.500................       2,225,043        66       0.36        33,713       4.494      299.43       662         96.9
5.501 - 5.750................         407,935        10       0.07        40,794       8.136      299.43       680         92.9
5.751 - 6.000................         111,033         3       0.02        37,011       9.268      296.85       688         99.8
6.001 - 6.250................       3,454,005        88       0.55        39,250       9.789      299.34       619         78.8
6.251 - 6.500................       1,094,662        30       0.18        36,489       9.710      299.78       584         75.0
6.501 - 6.750................         214,275         4       0.03        53,569      10.155      300.00       655         82.9
6.751 - 7.000................          96,548         2       0.02        48,274       8.609      300.00       685         96.2
7.501 - 7.750................          45,000         1       0.01        45,000       4.250      300.00       594         65.9
8.001 - 8.250................          36,600         1       0.01        36,600      10.000      300.00       681         90.0
                                --------------  --------- -----------
         Total                   $623,099,932    15,801     100.00%
                                ==============  ========= ===========

     As of the Statistical Calculation Date, the weighted average gross margin of the statistical calculation mortgage loans in loan group 1 was approximately 2.335%.

         The credit limit utilization rates in the following table are determined by dividing the principal balance as of the Statistical Calculation Date for the particular grouping by the aggregate of the credit limits of the related credit line agreements.


                                   Credit Limit Utilization Rates for the Group 1 Mortgage Loans

                                                           Percent of               Weighted    Weighted    Weighted    Weighted
                                   Aggregate     Number    Aggregate     Average     Average     Average     Average    Average
                                   Principal      of       Principal     Current     Gross      Remaining    Credit     Combined
       Range of Credit              Balance     Mortgage    Balance     Principal   Mortgage      Term       Bureau     Loan-to-
  Limit Utilization Rates (%)     Outstanding    Loans    Outstanding    Balance      Rate      (months)   Risk Score  Value Ratio
  ---------------------------     -----------   --------  -----------    -------    --------    --------   ----------  -----------
  0.01 - 10.00...............    $    276,463         76        0.04%    $  3,638     4.929%     297.98        715         64.1%
 10.01 - 20.00...............         960,108         94        0.15       10,214     4.550      297.72        719         66.0
 20.01 - 30.00...............       2,155,563        128        0.35       16,840     4.899      298.84        722         71.5
 30.01 - 40.00...............       4,399,126        180        0.71       24,440     4.736      298.24        708         70.4
 40.01 - 50.00...............       7,275,308        252        1.17       28,870     4.906      298.93        703         70.7
 50.01 - 60.00...............       9,207,253        276        1.48       33,360     4.846      299.09        705         73.7
 60.01 - 70.00...............      13,280,947        370        2.13       35,894     4.823      298.97        704         78.1
 70.01 - 80.00...............      17,526,326        464        2.81       37,772     4.913      299.03        697         78.9
 80.01 - 90.00...............      22,511,797        553        3.61       40,708     4.938      299.00        698         81.9
 90.01 - 100.00..............     545,507,040     13,408       87.55       40,685     5.537      299.10        706         89.9
                                ---------------  ---------  -----------
         Total                   $623,099,932     15,801      100.00%
                                ===============  =========  ===========


     As of the Statistical Calculation Date, the average credit limit utilization rate of the statistical calculation mortgage loans in loan group 1 was approximately 93.77%.


                                         Maximum Loan Rates for the Group 1 Mortgage Loans

                                                           Percent of               Weighted    Weighted    Weighted    Weighted
                                   Aggregate     Number    Aggregate     Average     Average     Average     Average    Average
                                   Principal      of       Principal     Current     Gross      Remaining    Credit     Combined
                                    Balance     Mortgage    Balance     Principal   Mortgage      Term       Bureau     Loan-to-
      Maximum Loan Rate (%)       Outstanding    Loans    Outstanding    Balance      Rate      (months)   Risk Score  Value Ratio
  ---------------------------     -----------   --------  -----------    -------    --------    --------   ----------  -----------
11.949.......................    $    377,658          4        0.06%    $ 94,415      4.752%     298.47        695        100.0%
16.000.......................      12,857,633        366        2.06       35,130      5.341      299.11        709         93.1
17.000.......................      51,937,280      1,320        8.34       39,346      5.805      299.06        708         90.1
18.000.......................     553,771,786     14,005       88.87       39,541      5.396      299.09        706         88.2
21.000.......................       4,092,575        105        0.66       38,977      9.534      299.49        604         76.0
24.000.......................          63,000          1        0.01       63,000      3.000      178.00        724        100.0
                                ---------------  ---------  -----------
         Total                   $623,099,932     15,801      100.00%
                                ===============  =========  ===========


         As of the Statistical Calculation Date, the weighted average maximum loan rate of the statistical calculation mortgage loans in loan group 1 was approximately 17.82%.


                                           Credit Limits for the Group 1 Mortgage Loans

                                                           Percent of               Weighted    Weighted    Weighted    Weighted
                                   Aggregate     Number    Aggregate     Average     Average     Average     Average    Average
                                   Principal      of       Principal     Current     Gross      Remaining    Credit     Combined
                                    Balance     Mortgage    Balance     Principal   Mortgage      Term       Bureau     Loan-to-
   Range of Credit Limits (%)     Outstanding    Loans    Outstanding    Balance      Rate      (months)   Risk Score  Value Ratio
  ---------------------------     -----------   --------  -----------    -------    --------    --------   ----------  -----------
      0.01 - 10,000.00.......    $     94,893         12        0.02%    $  7,908      5.107%     297.67      678         68.6%
 10,000.01 - 20,000.00.......       3,609,217        263        0.58       13,723      5.450      298.86      692         74.8
 20,000.01 - 30,000.00.......     132,311,518      5,150       21.23       25,692      5.348      299.10      705         91.4
 30,000.01 - 40,000.00.......     125,473,343      3,731       20.14       33,630      5.534      299.19      707         90.8
 40,000.01 - 50,000.00.......     114,407,420      2,701       18.36       42,357      5.545      299.06      707         88.8
 50,000.01 - 60,000.00.......      80,426,884      1,540       12.91       52,225      5.692      299.04      709         90.6
 60,000.01 - 70,000.00.......      51,579,309        865        8.28       59,629      5.663      298.94      701         88.2
 70,000.01 - 80,000.00.......      31,829,986        489        5.11       65,092      5.180      299.08      693         81.5
 80,000.01 - 90,000.00.......      23,493,564        317        3.77       74,112      5.077      299.18      696         82.9
 90,000.01 - 100,000.00......      34,334,177        465        5.51       73,837      5.098      298.92      709         79.5
100,000.01 - 125,000.00......      11,480,925        126        1.84       91,118      5.186      299.23      709         80.8
125,000.01 - 150,000.00......      12,282,779        128        1.97       95,959      5.391      299.03      712         79.4
150,000.01 - 175,000.00......       1,775,917         14        0.29      126,851      4.384      299.36      751         72.7
                                ---------------  ---------  -----------
              Total              $623,099,932     15,801      100.00%
                                ===============  =========  ===========


     As of the Statistical Calculation Date, the average credit limit of the statistical calculation mortgage loans in loan group 1 was approximately $43,128.


                                           Lien Priority for the Group 1 Mortgage Loans

                                                           Percent of               Weighted    Weighted    Weighted    Weighted
                                   Aggregate     Number    Aggregate     Average     Average     Average     Average    Average
                                   Principal      of       Principal     Current     Gross      Remaining    Credit     Combined
                                    Balance     Mortgage    Balance     Principal   Mortgage      Term       Bureau     Loan-to-
         Lien Priority            Outstanding    Loans    Outstanding    Balance      Rate      (months)   Risk Score  Value Ratio
  ---------------------------     -----------   --------  -----------    -------    --------    --------   ----------  -----------
Second Liens.................    $623,099,932     15,801     100.00%     $ 39,434     5.455%      299.08       706         88.4%
                                ---------------  --------- -----------
         Total                   $623,099,932     15,801     100.00%
                                ===============  ========= ===========




                                         Delinquency Status for the Group 1 Mortgage Loans

                                                           Percent of               Weighted    Weighted    Weighted    Weighted
                                   Aggregate     Number    Aggregate     Average     Average     Average     Average    Average
                                   Principal      of       Principal     Current     Gross      Remaining    Credit     Combined
                                    Balance     Mortgage    Balance     Principal   Mortgage      Term       Bureau     Loan-to-
    Delinquency Status            Outstanding    Loans    Outstanding    Balance      Rate      (months)   Risk Score  Value Ratio
  ---------------------------     -----------   --------  -----------    -------    --------    --------   ----------  -----------
Current......................     $620,930,420    15,749      99.65%     $ 39,427     5.449%      299.10       706         88.4%
30 - 59 Days.................        2,169,513        52       0.35        41,721     7.241       293.83       694         91.4
                                 --------------- --------- -----------
         Total                    $623,099,932    15,801     100.00%
                                 =============== ========= ===========



                                          Origination Year for the Group 1 Mortgage Loans

                                                           Percent of               Weighted    Weighted    Weighted    Weighted
                                   Aggregate     Number    Aggregate     Average     Average     Average     Average    Average
                                   Principal      of       Principal     Current     Gross      Remaining    Credit     Combined
                                    Balance     Mortgage    Balance     Principal   Mortgage      Term       Bureau     Loan-to-
        Origination Year          Outstanding    Loans    Outstanding    Balance      Rate      (months)   Risk Score  Value Ratio
  ---------------------------     -----------   --------  -----------    -------    --------    --------   ----------  -----------
1997.........................     $     55,355         2       0.01     $ 27,677      6.200      219.00        720         78.3
1998.........................           49,922         2       0.01       24,961      7.408      225.65        629         77.7
2002.........................           90,000         1       0.01       90,000      6.375      273.00        751         91.6
2003.........................        1,563,707        64       0.25       24,433      6.812      290.05        696         85.0
2004.........................      621,340,949    15,732      99.72       39,495      5.451      299.12        706         88.4
                                 --------------- --------- -----------
         Total                    $623,099,932    15,801     100.00%
                                 =============== ========= ===========


                                                           Loan Group 2

                                         Principal Balances for the Group 2 Mortgage Loans

                                                           Percent of               Weighted    Weighted    Weighted    Weighted
                                   Aggregate     Number    Aggregate     Average     Average     Average     Average    Average
                                   Principal      of       Principal     Current     Gross      Remaining    Credit     Combined
       Range of Principal           Balance     Mortgage    Balance     Principal   Mortgage      Term       Bureau     Loan-to-
          Balances ($)            Outstanding    Loans    Outstanding    Balance      Rate      (months)   Risk Score  Value Ratio
  ---------------------------     -----------   --------  -----------    -------    --------    --------   ----------  -----------
      0.01 - 10,000.00.........  $ 10,885,790     1,667        1.72%     $  6,530     4.915%     298.36        713         81.5%
 10,000.01 - 20,000.00.........    69,402,779     4,364       10.95        15,903     5.334      299.04        707         87.8
 20,000.01 - 30,000.00.........    14,713,914       625        2.32        23,542     5.336      299.02        704         84.9
 30,000.01 - 40,000.00.........    20,734,172       557        3.27        37,225     5.503      299.19        705         85.8
 40,000.01 - 50,000.00.........    40,664,537       883        6.42        46,053     5.650      299.16        709         85.6
 50,000.01 - 60,000.00.........    46,511,700       831        7.34        55,971     5.656      299.29        714         88.7
 60,000.01 - 70,000.00.........    55,530,205       844        8.76        65,794     5.870      299.28        713         90.7
 70,000.01 - 80,000.00.........    68,360,540       907       10.79        75,370     6.078      298.87        716         92.1
 80,000.01 - 90,000.00.........    55,628,333       652        8.78        85,320     6.100      298.68        714         92.0
 90,000.01 - 100,000.00........    56,814,831       592        8.97        95,971     6.151      298.80        714         90.7
100,000.01 - 125,000.00........    28,615,175       253        4.52       113,103     5.648      298.89        713         89.3
125,000.01 - 150,000.00........    37,870,528       266        5.98       142,370     5.627      299.24        702         83.8
150,000.01 - 175,000.00........    14,589,934        89        2.30       163,932     5.349      299.44        715         84.2
175,000.01 - 200,000.00........    17,640,020        92        2.78       191,739     5.154      298.95        716         83.3
200,000.01 - 225,000.00........     7,917,349        37        1.25       213,982     5.246      299.10        728         81.6
225,000.01 - 250,000.00........    13,953,293        58        2.20       240,574     5.175      299.26        726         81.3
250,000.01 - 275,000.00........     5,838,426        22        0.92       265,383     5.736      299.22        718         87.1
275,000.01 - 300,000.00........    10,572,460        36        1.67       293,679     5.250      299.31        707         76.8
300,000.01 - 325,000.00........     3,695,249        12        0.58       307,937     4.371      299.59        758         81.7
325,000.01 - 350,000.00........     5,437,750        16        0.86       339,859     5.958      298.99        726         88.1
350,000.01 - 375,000.00........     2,903,932         8        0.46       362,991     5.296      298.75        741         84.3
375,000.01 - 400,000.00........     3,525,530         9        0.56       391,726     5.064      299.56        718         76.0
400,000.01 - 425,000.00........     4,182,750        10        0.66       418,275     5.555      299.10        719         86.5
425,000.01 - 450,000.00........     3,092,202         7        0.49       441,743     4.684      298.87        743         78.5
450,000.01 - 475,000.00........     2,771,700         6        0.44       461,950     4.467      299.33        726         85.7
475,000.01 - 500,000.00........     7,455,964        15        1.18       497,064     4.880      298.80        733         85.5
500,000.01 - 525,000.00........       520,000         1        0.08       520,000     4.875      299.00        734        100.0
525,000.01 - 550,000.00........     1,075,500         2        0.17       537,750     4.376      300.00        761         95.0
550,000.01 - 575,000.00........     1,131,000         2        0.18       565,500     4.861      299.50        708         71.7
575,000.01 - 600,000.00........       591,120         1        0.09       591,120     5.750      300.00        770         80.0
600,000.01 - 625,000.00........     1,825,500         3        0.29       608,500     5.544      299.00        723         73.9
625,000.01 - 650,000.00........       647,000         1        0.10       647,000     6.875      299.00        724         89.9
650,000.01 - 675,000.00........       660,000         1        0.10       660,000     4.250      300.00        797         78.2
675,000.01 - 700,000.00........       677,461         1        0.11       677,461     3.990      299.00        693         77.2
700,000.01 - 725,000.00........     1,443,536         2        0.23       721,768     6.940      299.50        740         84.9
725,000.01 - 750,000.00........       748,278         1        0.12       748,278     3.990      299.00        762         80.0
750,000.01 - 775,000.00........     1,513,356         2        0.24       756,678     4.878      300.00        730         82.7
800,000.01 - 825,000.00........       814,000         1        0.13       814,000     5.875      300.00        674         80.0
825,000.01 - 850,000.00........       850,000         1        0.13       850,000     4.875      298.00        720         64.5
850,000.01 - 875,000.00........     1,709,000         2        0.27       854,500     5.374      299.00        736         77.0
900,000.01 - 925,000.00........       910,000         1        0.14       910,000     4.250      300.00        756        100.0
925,000.01 - 950,000.00........       941,800         1        0.15       941,800     3.990      299.00        710         90.0
975,000.01 - 1,000,000.00......     1,980,000         2        0.31       990,000     4.374      299.49        719         59.1
Greater than 1,000,000.00......     6,244,000         5        0.99     1,248,800     5.457      298.57        754         83.8
                                --------------- ---------  -----------
         Total                   $633,590,615    12,888      100.00%
                                =============== =========  ===========


     As of the Statistical Calculation Date, the average principal balance of the statistical calculation mortgage loans in loan group 2 was approximately $49,161.

                                           Loan Programs for the Group 2 Mortgage Loans

                                                           Percent of               Weighted    Weighted    Weighted    Weighted
                                   Aggregate     Number    Aggregate     Average     Average     Average     Average    Average
                                   Principal      of       Principal     Current     Gross      Remaining    Credit     Combined
                                    Balance     Mortgage    Balance     Principal   Mortgage      Term       Bureau     Loan-to-
  Description of Loan Programs    Outstanding    Loans    Outstanding    Balance      Rate      (months)   Risk Score  Value Ratio
  ---------------------------     -----------   --------  -----------    -------    --------    --------   ----------  -----------
10 Year Draw, 20 Year Repay....   $     34,098         2       0.01%    $ 17,049      5.889%     350.02        701         76.4%
5 Year Draw, 5 Year Repay......         11,000         1       0.00       11,000      7.000      115.00        709        100.0
5 Year Draw, 10 Year Repay.....        186,373         2       0.03       93,187      5.009      179.00        754         80.6
10 Year Draw, 15 Year Repay....    631,799,695    12,859      99.72       49,133      5.652      299.19        714         87.5
15 Year Draw, 0 Year Repay.....        597,666         8       0.09       74,708      5.407      179.22        713         90.2
15 Year Draw, 10 Year Repay....        961,782        16       0.15       60,111      4.053      299.73        704         93.6
                                 --------------- --------- -----------
         Total                    $633,590,615    12,888     100.00%
                                 =============== ========= ===========





                                             Loan Rates for the Group 2 Mortgage Loans

                                                           Percent of               Weighted    Weighted    Weighted    Weighted
                                   Aggregate     Number    Aggregate     Average     Average     Average     Average    Average
                                   Principal      of       Principal     Current     Gross      Remaining    Credit     Combined
                                    Balance     Mortgage    Balance     Principal   Mortgage      Term       Bureau     Loan-to-
    Range of Loans Rates (%)      Outstanding    Loans    Outstanding    Balance      Rate      (months)   Risk Score  Value Ratio
  ---------------------------     -----------   --------  -----------    -------    --------    --------   ----------  -----------
Less than or equal to 3.000....   $  5,951,294        80       0.94%    $ 74,391      2.987%     298.99        723         85.1%
 3.001 - 3.500.................     24,949,268       423       3.94       58,982      3.281      298.20        720         88.9
 3.501 - 4.000.................    110,024,708     3,069      17.37       35,850      3.988      299.55        699         84.2
 4.001 - 4.500.................    139,156,327     2,998      21.96       46,416      4.423      299.48        724         88.5
 4.501 - 5.000.................     32,180,344       498       5.08       64,619      4.915      298.34        730         75.6
 5.001 - 5.500.................     45,004,960       547       7.10       82,276      5.365      299.06        715         78.7
 5.501 - 6.000.................     23,736,928       337       3.75       70,436      5.812      298.37        706         81.5
 6.001 - 6.500.................     31,133,709       748       4.91       41,623      6.339      298.17        720         85.7
 6.501 - 7.000.................     70,286,887     1,467      11.09       47,912      6.848      298.78        726         90.6
 7.001 - 7.500.................     47,834,767       914       7.55       52,336      7.293      298.51        691         89.7
 7.501 - 8.000.................     62,170,119     1,049       9.81       59,266      7.950      299.09        721         97.2
 8.001 - 8.500.................     13,836,706       268       2.18       51,629      8.303      299.22        716         94.1
 8.501 - 9.000.................     18,483,367       298       2.92       62,025      8.869      299.27        693         95.0
 9.001 - 9.500.................      3,056,584        75       0.48       40,754      9.241      298.74        697         95.0
 9.501 - 10.000................      2,983,060        52       0.47       57,367      9.755      299.26        686         95.2
10.001 - 10.500................        682,776        15       0.11       45,518     10.344      299.61        650         90.7
10.501 - 11.000................      2,118,811        50       0.33       42,376     10.713      299.23        633         86.9
                                 --------------- --------- -----------
         Total                    $633,590,615    12,888     100.00%
                                 =============== ========= ===========


     As of the Statistical Calculation Date, the weighted average loan rate of the statistical calculation mortgage loans in loan group 2 was approximately 5.649%.

                               Months Remaining to Scheduled Maturity for the Group 2 Mortgage Loans

                                                           Percent of               Weighted    Weighted    Weighted    Weighted
                                   Aggregate     Number    Aggregate     Average     Average     Average     Average    Average
                                   Principal      of       Principal     Current     Gross      Remaining    Credit     Combined
  Range of Months Remaining to      Balance     Mortgage    Balance     Principal   Mortgage      Term       Bureau     Loan-to-
       Scheduled Maturity         Outstanding    Loans    Outstanding    Balance      Rate      (months)   Risk Score  Value Ratio
  ---------------------------     -----------   --------  -----------    -------    --------    --------   ----------  -----------
97 - 108.....................    $      5,000          1        0.00%    $  5,000     4.750%     101.00        780         78.8%
109 - 120....................          11,000          1        0.00       11,000     7.000      115.00        709        100.0
169 - 180....................         779,040          9        0.12       86,560     5.316      179.67        722         88.0
217 - 228....................          39,513          4        0.01        9,878     7.426      223.52        693         88.7
253 - 264....................          42,500          1        0.01       42,500     6.875      263.00        701         90.0
265 - 276....................          23,958          2        0.00       11,979     4.734      270.25        746         74.1
277 - 288....................       1,181,254        107        0.19       11,040     5.840      286.13        734         78.2
289 - 300....................     631,474,251     12,761       99.67       49,485     5.649      299.22        714         87.6
349 - 360....................          34,098          2        0.01       17,049     5.889      350.02        701         76.4
                                ---------------  ---------  -----------
         Total                   $633,590,615     12,888      100.00%
                                ===============  =========  ===========




     As of the Statistical Calculation Date, the weighted average remaining months to scheduled maturity of the statistical calculation mortgage loans in loan group 2 was approximately 299.

     The above table assumes that the draw period for the mortgage loans with (a) five year draw periods and fifteen year repayment periods will be extended for an additional five years and (b) five year draw periods and ten year repayment periods will not be extended.


                                   Combined Loan-to-Value Ratios for the Group 2 Mortgage Loans

                                                           Percent of               Weighted    Weighted    Weighted    Weighted
                                   Aggregate     Number    Aggregate     Average     Average     Average     Average    Average
                                   Principal      of       Principal     Current     Gross      Remaining    Credit     Combined
  Range of Combined Loan-to-        Balance     Mortgage    Balance     Principal   Mortgage      Term       Bureau     Loan-to-
         Value Ratio (%)          Outstanding    Loans    Outstanding    Balance      Rate      (months)   Risk Score  Value Ratio
  ---------------------------     -----------   --------  -----------    -------    --------    --------   ----------  -----------
10.01 - 20.00...............     $     37,345         3        0.01%    $ 12,448     3.990%      300.00         779        14.4%
20.01 - 30.00...............          270,777        21        0.04       12,894     4.498       298.98         756        26.4
30.01 - 40.00...............        2,644,999        56        0.42       47,232     4.701       298.81         722        36.4
40.01 - 50.00...............        5,081,801       125        0.80       40,654     4.688       298.98         718        45.5
50.01 - 60.00...............       10,897,716       264        1.72       41,279     4.880       299.14         715        55.6
60.01 - 70.00...............       44,264,861       921        6.99       48,062     4.768       298.47         707        66.9
70.01 - 80.00...............      104,368,721     1,759       16.47       59,334     4.911       299.06         715        78.0
80.01 - 90.00...............      238,990,598     5,453       37.72       43,827     5.763       299.17         708        88.8
90.01 - 100.00..............      227,033,796     4,286       35.83       52,971     6.111       299.00         721        97.8
                                --------------  ---------  -----------
         Total                   $633,590,615    12,888      100.00%
                                ==============  =========  ===========


     As of the Statistical Calculation Date, the weighted combined average loan-to-value ratio of the statistical calculation mortgage loans in loan group 2 was approximately 87.56%.

     The geographic location used for the following table is determined by the address of the mortgaged property securing the related mortgage loan.

                                      Geographic Distribution for the Group 2 Mortgage Loans

                                                           Percent of               Weighted    Weighted    Weighted    Weighted
                                   Aggregate     Number    Aggregate     Average     Average     Average     Average    Average
                                   Principal      of       Principal     Current     Gross      Remaining    Credit     Combined
                                    Balance     Mortgage    Balance     Principal   Mortgage      Term       Bureau     Loan-to-
             State                Outstanding    Loans    Outstanding    Balance      Rate      (months)   Risk Score  Value Ratio
  ---------------------------     -----------   --------  -----------    -------    --------    --------   ----------  -----------
Alaska......................    $  1,799,856       21        0.28%      $ 85,707      5.019%     298.80        736         78.8%
Alabama.....................       2,953,515      140        0.47         21,097      5.340      299.19        712         94.2
Arizona.....................      18,321,146      417        2.89         43,936      5.564      299.07        715         87.8
California..................     180,764,113    3,056       28.53         59,151      6.110      298.87        712         89.2
Colorado....................      21,267,954      418        3.36         50,880      5.351      299.28        717         89.7
Connecticut.................      10,511,231      170        1.66         61,831      5.362      299.23        704         83.9
District of Columbia........       1,657,703       24        0.26         69,071      6.889      299.50        709         88.1
Delaware....................       1,629,209       36        0.26         45,256      5.375      299.18        713         87.1
Florida.....................      53,146,613      901        8.39         58,986      5.896      299.12        713         86.6
Georgia.....................      10,368,180      255        1.64         40,660      4.955      298.13        715         89.7
Hawaii......................      14,536,450      188        2.29         77,322      5.544      299.30        722         83.1
Iowa........................       1,182,632       68        0.19         17,392      5.236      299.31        712         89.6
Idaho.......................       2,815,874      105        0.44         26,818      5.338      298.97        719         86.7
Illinois....................      29,650,595      573        4.68         51,746      5.170      299.26        718         85.8
Indiana.....................       3,223,362      175        0.51         18,419      5.234      299.35        704         92.4
Kansas......................       2,450,300       99        0.39         24,751      5.078      299.15        714         91.8
Kentucky....................       2,874,873      115        0.45         24,999      5.024      299.02        717         91.6
Louisiana...................       2,492,650      128        0.39         19,474      5.229      298.99        696         89.0
Massachusetts...............      26,288,767      342        4.15         76,868      5.746      299.19        714         84.9
Maryland....................      11,928,947      253        1.88         47,150      5.415      299.08        708         88.6
Maine.......................         705,797       35        0.11         20,166      5.158      299.58        688         86.4
Michigan....................       8,601,748      336        1.36         25,600      4.985      299.15        706         87.0
Minnesota...................       6,212,423      166        0.98         37,424      5.455      299.16        706         88.3
Missouri....................       3,849,307      223        0.61         17,261      5.313      299.16        712         90.1
Mississippi.................       1,103,462       50        0.17         22,069      5.293      299.01        723         91.3
Montana.....................       1,447,829       42        0.23         34,472      5.079      299.62        721         81.6
North Carolina..............       7,977,706      248        1.26         32,168      5.136      299.19        709         88.0
North Dakota................          54,110        4        0.01         13,528      5.397      299.56        771         84.1
Nebraska....................         250,171       15        0.04         16,678      4.685      299.49        699         92.7
New Hampshire...............       2,020,649       59        0.32         34,248      5.071      299.28        726         84.8
New Jersey..................      41,082,954      622        6.48         66,050      5.346      298.76        719         84.3
New Mexico..................       2,382,799       74        0.38         32,200      5.590      299.29        723         90.6
Nevada......................      33,576,857      516        5.30         65,071      5.906      299.18        713         86.7
New York....................      37,702,417      610        5.95         61,807      5.288      299.30        717         83.5
Ohio........................       5,415,525      279        0.85         19,410      5.408      299.07        715         92.6
Oklahoma....................       1,836,536       86        0.29         21,355      5.779      299.18        711         89.7
Oregon......................       6,367,808      157        1.01         40,559      5.392      299.30        720         91.3
Pennsylvania................       8,363,397      359        1.32         23,296      5.233      299.12        709         90.2
Rhode Island................       1,857,180       35        0.29         53,062      5.094      299.11        721         78.8
South Carolina..............       2,797,713      120        0.44         23,314      5.297      299.20        715         88.6
South Dakota................          95,884        7        0.02         13,698      6.049      298.81        683         93.9
Tennessee...................       5,640,452      196        0.89         28,778      5.149      298.98        724         91.9
Texas.......................       3,368,051       66        0.53         51,031      5.589      299.31        721         87.6
Utah........................       4,285,355      145        0.68         29,554      5.310      299.22        713         91.5
Virginia....................      22,226,496      365        3.51         60,895      5.459      298.77        716         88.7
Vermont.....................         363,274        9        0.06         40,364      4.217      299.55        687         73.4
Washington..................      19,194,192      373        3.03         51,459      5.638      299.27        714         88.8
Wisconsin...................       4,129,493      159        0.65         25,972      4.687      299.02        719         86.7
West Virginia...............         431,120       26        0.07         16,582      5.199      294.59        696         93.1
Wyoming.....................         385,939       22        0.06         17,543      4.942      298.84        708         85.4
                               -------------  ---------  -----------
         Total                  $633,590,615   12,888      100.00%
                               =============  =========  ===========


                                Credit Scores for the Mortgage Loans for the Group 2 Mortgage Loans

                                                           Percent of               Weighted    Weighted    Weighted    Weighted
                                   Aggregate     Number    Aggregate     Average     Average     Average     Average    Average
                                   Principal      of       Principal     Current     Gross      Remaining    Credit     Combined
                                    Balance     Mortgage    Balance     Principal   Mortgage      Term       Bureau     Loan-to-
     Range of Credit Scores       Outstanding    Loans    Outstanding    Balance      Rate      (months)   Risk Score  Value Ratio
  ---------------------------     -----------   --------  -----------    -------    --------    --------   ----------  -----------
841 - 850....................     $    267,983        3        0.04%      $ 89,328      4.395%     298.96      842         81.1%
821 - 840....................          520,676       33        0.08         15,778      5.523      299.16      826         80.3
801 - 820....................       11,827,392      247        1.87         47,884      5.183      299.21      809         85.5
781 - 800....................       33,133,587      659        5.23         50,279      5.291      298.93      789         86.2
761 - 780....................       64,709,705    1,198       10.21         54,015      5.462      298.80      770         88.1
741 - 760....................       77,527,392    1,509       12.24         51,377      5.664      298.85      750         87.8
721 - 740....................       93,364,312    1,752       14.74         53,290      5.742      299.16      730         89.4
701 - 720....................      107,982,877    2,031       17.04         53,167      5.743      299.13      710         88.8
681 - 700....................       87,411,919    1,778       13.80         49,163      5.841      299.05      690         87.7
661 - 680....................       77,770,209    1,645       12.27         47,277      5.729      299.18      671         86.8
641 - 660....................       43,597,941    1,120        6.88         38,927      5.433      298.97      652         85.7
621 - 640....................       30,461,803      778        4.81         39,154      5.384      299.08      631         83.0
601 - 620....................        4,219,053      110        0.67         38,355      6.019      299.18      615         84.1
581 - 600....................          573,969       19        0.09         30,209      8.575      298.49      592         82.1
561 - 580....................          183,986        4        0.03         45,997     10.728      300.00      579         81.0
560 or less..................           37,812        2        0.01         18,906     10.496      299.52      541         85.2
                                 -------------  ---------  -----------
         Total                    $633,590,615   12,888      100.00%
                                 =============  =========  ===========


     As of the Statistical Calculation Date, the weighted average credit score of the statistical calculation mortgage loans in loan group 2 was approximately 714.


                                           Property Type for the Group 2 Mortgage Loans

                                                           Percent of               Weighted    Weighted    Weighted    Weighted
                                   Aggregate     Number    Aggregate     Average     Average     Average     Average    Average
                                   Principal      of       Principal     Current     Gross      Remaining    Credit     Combined
                                    Balance     Mortgage    Balance     Principal   Mortgage      Term       Bureau     Loan-to-
        Property Type             Outstanding    Loans    Outstanding    Balance      Rate      (months)   Risk Score  Value Ratio
  ---------------------------     -----------   --------  -----------    -------    --------    --------   ----------  -----------
Single Family..................   $428,953,893    9,140       67.70%     $ 46,932     5.564%     298.99        713        86.6%
Planned Unit Development (PUD).    119,606,391    2,113       18.88        56,605     5.609      299.14        714        88.8
Low-Rise Condominium...........     51,026,033    1,103        8.05        46,261     5.918      299.09        723        91.2
2 to 4 Family..................     25,379,547      380        4.01        66,788     6.434      299.15        712        90.9
High-Rise Condominium..........      7,949,609      126        1.25        63,092     6.728      299.30        720        88.1
Manufactured Housing (1).......        675,142       26        0.11        25,967     4.260      299.61        686        76.6
                                 -------------  ---------  -----------
         Total                    $633,590,615   12,888      100.00%
                                 =============  =========  ===========


-----------------
(1) Treated as real property.

                                           Gross Margins for the Group 2 Mortgage Loans

                                                           Percent of               Weighted    Weighted    Weighted    Weighted
                                   Aggregate     Number    Aggregate     Average     Average     Average     Average    Average
                                   Principal      of       Principal     Current     Gross      Remaining    Credit     Combined
                                    Balance     Mortgage    Balance     Principal   Mortgage      Term       Bureau     Loan-to-
   Range of Gross Margins (%)     Outstanding    Loans    Outstanding    Balance      Rate      (months)   Risk Score  Value Ratio
  ---------------------------     -----------   --------  -----------    -------    --------    --------   ----------  -----------
Less than or equal to 0.000...     $51,237,574     742        8.09%      $ 69,053      4.294%     298.94        739        77.4%
0.001 - 0.250.................      11,820,346     233        1.87         50,731      4.145      298.83        711        70.5
0.251 - 0.500.................      53,378,386     932        8.42         57,273      4.496      298.96        726        78.3
0.501 - 0.750.................      22,447,995     241        3.54         93,145      4.740      298.60        720        77.1
0.751 - 1.000.................      35,246,134     454        5.56         77,635      5.187      299.17        714        80.4
1.001 - 1.250.................      23,676,188     532        3.74         44,504      4.816      298.92        678        77.6
1.251 - 1.500.................      15,197,208     299        2.40         50,827      5.115      298.66        715        84.7
1.501 - 1.750.................      14,008,142     294        2.21         47,647      5.390      299.23        705        82.1
1.751 - 2.000.................      48,735,153   1,420        7.69         34,321      5.085      298.78        734        88.9
2.001 - 2.250.................      45,959,557   1,010        7.25         45,505      5.154      299.20        714        88.5
2.251 - 2.500.................      87,674,232   2,023       13.84         43,339      5.771      299.15        733        93.5
2.501 - 2.750.................      49,855,824     875        7.87         56,978      6.472      299.03        704        90.9
2.751 - 3.000.................      32,144,285     811        5.07         39,635      5.629      298.94        668        89.7
3.001 - 3.250.................       8,828,998     182        1.39         48,511      5.796      299.30        689        91.4
3.251 - 3.500.................      77,934,426   1,562       12.30         49,894      6.895      299.09        710        97.6
3.501 - 3.750.................      12,419,972     349        1.96         35,587      6.828      299.30        705        94.1
3.751 - 4.000.................       7,026,378     127        1.11         55,326      7.706      299.41        716        95.1
4.001 - 4.250.................      10,530,661     275        1.66         38,293      7.476      299.33        691        93.2
4.251 - 4.500.................      13,001,127     198        2.05         65,662      8.417      299.34        685        96.0
4.501 - 4.750.................       4,349,198     139        0.69         31,289      7.035      299.11        682        95.2
4.751 - 5.000.................       1,748,113      50        0.28         34,962      6.645      299.23        680        96.6
5.001 - 5.250.................       3,005,489      50        0.47         60,110      9.436      299.36        687        93.2
5.251 - 5.500.................         415,371      18        0.07         23,076      6.911      298.71        661        95.2
5.501 - 5.750.................         239,255       4        0.04         59,814     10.241      299.44        668        95.0
5.751 - 6.000.................          58,200       1        0.01         58,200     10.375      298.00        656        95.0
6.001 - 6.250.................       2,101,170      53        0.33         39,645     10.316      299.57        640        86.8
6.251 - 6.500.................         551,234      14        0.09         39,374     10.303      298.67        606        86.4
                                  ------------ ---------  ------------
         Total                    $633,590,615  12,888      100.00%
                                  ============ =========  ============


     As of the Statistical Calculation Date, the weighted average gross margin of the statistical calculation mortgage loans in loan group 2 was approximately 2.099%.

     The credit limit utilization rates in the following table are determined by dividing the principal balance as of the Statistical Calculation Date for the particular grouping by the aggregate of the credit limits of the related credit line agreements.



                                   Credit Limit Utilization Rates for the Group 2 Mortgage Loans

                                                           Percent of               Weighted    Weighted    Weighted    Weighted
                                   Aggregate     Number    Aggregate     Average     Average     Average     Average    Average
                                   Principal      of       Principal     Current     Gross      Remaining    Credit     Combined
       Range of Credit              Balance     Mortgage    Balance     Principal   Mortgage      Term       Bureau     Loan-to-
   Limit Utilization Rates (%)    Outstanding    Loans    Outstanding    Balance      Rate      (months)   Risk Score  Value Ratio
  ---------------------------     -----------   --------  -----------    -------    --------    --------   ----------  -----------
  0.01 - 10.00...............     $  1,951,463      405        0.31%     $  4,818     5.286%     297.81        724         76.3%
 10.01 - 20.00...............        4,986,991      422        0.79        11,818     5.139      298.09        729         74.6
 20.01 - 30.00...............        8,332,838      441        1.32        18,895     4.985      298.47        718         77.6
 30.01 - 40.00...............       10,906,392      497        1.72        21,944     4.932      298.69        712         78.0
 40.01 - 50.00...............       13,470,990      540        2.13        24,946     4.903      299.00        712         80.1
 50.01 - 60.00...............       15,236,562      474        2.40        32,145     4.960      299.14        710         81.1
 60.01 - 70.00...............       15,590,650      498        2.46        31,307     5.018      298.98        708         81.8
 70.01 - 80.00...............       15,483,413      401        2.44        38,612     5.006      299.11        702         83.1
 80.01 - 90.00...............       14,410,017      285        2.27        50,561     5.141      298.96        701         83.7
 90.01 - 100.00..............      533,221,298    8,925       84.16        59,745     5.770      299.07        715         88.8
                                 -------------  ---------  -----------
         Total                    $633,590,615   12,888      100.00%
                                 =============  =========  ===========


     As of the Statistical Calculation Date, the average credit limit utilization rate of the statistical calculation mortgage loans in loan group 2 was approximately 82.71%.


                                         Maximum Loan Rates for the Group 2 Mortgage Loans

                                                           Percent of               Weighted    Weighted    Weighted    Weighted
                                   Aggregate     Number    Aggregate     Average     Average     Average     Average    Average
                                   Principal      of       Principal     Current     Gross      Remaining    Credit     Combined
                                    Balance     Mortgage    Balance     Principal   Mortgage      Term       Bureau     Loan-to-
    Maximum Loan Rates (%)        Outstanding    Loans    Outstanding    Balance      Rate      (months)   Risk Score  Value Ratio
  ---------------------------     -----------   --------  -----------    -------    --------    --------   ----------  -----------
11.949.......................    $  1,478,312        7        0.23%      $211,187      4.597%     298.88       738         91.8%
12.500.......................          10,000        1        0.00         10,000      6.375      224.00       785         90.0
16.000.......................       8,667,956      261        1.37         33,211      5.321      299.20       710         87.7
17.000.......................      56,126,228      963        8.86         58,283      5.883      299.13       713         86.6
18.000.......................     565,412,101   11,601       89.24         48,738      5.618      299.03       714         87.6
21.000.......................       1,896,019       55        0.30         34,473     10.152      299.43       615         84.0
                                -------------  ---------  -----------
         Total                   $633,590,615   12,888      100.00%
                                =============  =========  ===========



     As of the Statistical Calculation Date, the weighted average maximum loan rate of the statistical calculation mortgage loans in loan group 2 was approximately 17.879%.

                                           Credit Limits for the Group 2 Mortgage Loans

                                                           Percent of               Weighted    Weighted    Weighted    Weighted
                                   Aggregate     Number    Aggregate     Average     Average     Average     Average    Average
                                   Principal      of       Principal     Current     Gross      Remaining    Credit     Combined
                                    Balance     Mortgage    Balance     Principal   Mortgage      Term       Bureau     Loan-to-
   Range of Credit Limits ($)     Outstanding    Loans    Outstanding    Balance      Rate      (months)   Risk Score  Value Ratio
  ---------------------------     -----------   --------  -----------    -------    --------    --------   ----------  -----------
      0.01 - 10,000.00.......    $  2,376,245      301        0.38%      $  7,895      5.204%     298.96        708        86.7%
 10,000.01 - 20,000.00.......      55,087,031    3,792        8.69         14,527      5.417      299.02        708        89.0
 20,000.01 - 30,000.00.......      20,122,556    1,277        3.18         15,758      5.073      299.07        703        86.6
 30,000.01 - 40,000.00.......      19,866,957      787        3.14         25,244      5.546      299.13        705        86.3
 40,000.01 - 50,000.00.......      36,921,454    1,035        5.83         35,673      5.696      299.22        706        86.4
 50,000.01 - 60,000.00.......      41,548,942      828        6.56         50,180      5.729      299.28        715        89.9
 60,000.01 - 70,000.00.......      52,613,069      878        8.30         59,924      5.926      299.29        714        91.7
 70,000.01 - 80,000.00.......      66,479,385      971       10.49         68,465      6.104      298.99        716        92.6
 80,000.01 - 90,000.00.......      54,339,292      705        8.58         77,077      6.146      298.51        714        92.4
 90,000.01 - 100,000.00......      64,860,110      865       10.24         74,983      5.979      298.83        713        88.6
100,000.01 - 125,000.00......      30,978,929      324        4.89         95,614      5.639      298.86        712        88.8
125,000.01 - 150,000.00......      46,293,069      439        7.31        105,451      5.618      299.17        702        82.7
150,000.01 - 175,000.00......      15,490,065      123        2.44        125,935      5.303      299.43        710        83.9
175,000.01 - 200,000.00......      21,643,663      172        3.42        125,835      5.100      298.92        718        82.8
200,000.01 - 225,000.00......       9,343,244       62        1.47        150,697      5.198      299.00        728        81.3
225,000.01 - 250,000.00......      14,253,763       72        2.25        197,969      5.144      299.24        729        81.6
250,000.01 - 275,000.00......       6,182,781       29        0.98        213,199      5.690      299.23        715        84.9
275,000.01 - 300,000.00......      12,550,362       62        1.98        202,425      5.265      299.17        710        78.0
300,000.01 - 325,000.00......       3,362,796       15        0.53        224,186      4.344      299.58        755        82.7
325,000.01 - 350,000.00......       6,212,223       25        0.98        248,489      5.745      299.09        729        86.0
350,000.01 - 375,000.00......       2,293,244        9        0.36        254,805      5.581      299.27        719        87.4
375,000.01 - 400,000.00......       4,168,592       15        0.66        277,906      4.635      299.34        722        76.0
400,000.01 - 425,000.00......       4,752,774       12        0.75        396,065      5.358      299.10        729        88.2
425,000.01 - 450,000.00......       3,436,581       12        0.54        286,382      4.942      298.69        749        79.3
450,000.01 - 475,000.00......       2,827,700        7        0.45        403,957      4.475      299.30        727        85.6
475,000.01 - 500,000.00......       8,796,146       30        1.39        293,205      4.800      298.77        735        80.1
500,000.01 - 525,000.00......         521,568        2        0.08        260,784      4.874      299.00        734       100.0
525,000.01 - 550,000.00......       1,552,392        3        0.25        517,464      4.721      299.39        743        94.5
550,000.01 - 575,000.00......       1,131,000        2        0.18        565,500      4.861      299.50        708        71.7
575,000.01 - 600,000.00......         891,120        2        0.14        445,560      5.245      300.00        756        83.3
600,000.01 - 625,000.00......       1,825,500        3        0.29        608,500      5.544      299.00        723        73.9
625,000.01 - 650,000.00......         754,057        3        0.12        251,352      6.577      298.90        723        89.3
650,000.01 - 675,000.00......       1,029,500        2        0.16        514,750      3.801      299.28        792        73.5
675,000.01 - 700,000.00......       1,066,941        2        0.17        533,470      5.591      299.00        715        83.1
700,000.01 - 725,000.00......       1,130,665        2        0.18        565,333      5.659      299.27        772        76.2
725,000.01 - 750,000.00......         748,278        1        0.12        748,278      3.990      299.00        762        80.0
750,000.01 - 775,000.00......       1,513,356        2        0.24        756,678      4.878      300.00        730        82.7
775,000.01 - 800,000.00......         250,000        1        0.04        250,000      3.990      300.00        726        87.2
800,000.01 - 825,000.00......       1,014,000        2        0.16        507,000      5.850      299.80        688        80.0
825,000.01 - 850,000.00......         850,000        1        0.13        850,000      4.875      298.00        720        64.5
850,000.01 - 875,000.00......       2,432,536        3        0.38        810,845      6.193      299.00        715        80.8
900,000.01 - 925,000.00......         910,000        1        0.14        910,000      4.250      300.00        756       100.0
925,000.01 - 950,000.00......         941,800        1        0.15        941,800      3.990      299.00        710        90.0
975,000.01 - 1,000,000.00....       1,980,000        2        0.31        990,000      4.374      299.49        719        59.1
Greater than 1,000,000.00....       6,246,931        6        0.99      1,041,155      5.457      298.57        754        83.8
                                -------------  ---------  -----------
         Total                   $633,590,615   12,888      100.00%
                                =============  =========  ===========



     As of the Statistical Calculation Date, the average credit limit of the statistical calculation mortgage loans in loan group 2 was approximately $61,109.

                                           Lien Priority for the Group 2 Mortgage Loans

                                                           Percent of               Weighted    Weighted    Weighted    Weighted
                                   Aggregate     Number    Aggregate     Average     Average     Average     Average    Average
                                   Principal      of       Principal     Current     Gross      Remaining    Credit     Combined
                                    Balance     Mortgage    Balance     Principal   Mortgage      Term       Bureau     Loan-to-
        Lien Priority             Outstanding    Loans    Outstanding    Balance      Rate      (months)   Risk Score  Value Ratio
  ---------------------------     -----------   --------  -----------    -------    --------    --------   ----------  -----------
Second Liens.................    $633,590,615    12,888      100.00%     $ 49,161     5.649%     299.04        714         87.6%
                                -------------   ---------  -----------
         Total                   $633,590,615    12,888      100.00%
                                =============  =========  ===========



                                         Delinquency Status for the Group 2 Mortgage Loans

                                                           Percent of               Weighted    Weighted    Weighted    Weighted
                                   Aggregate     Number    Aggregate     Average     Average     Average     Average    Average
                                   Principal      of       Principal     Current     Gross      Remaining    Credit     Combined
                                    Balance     Mortgage    Balance     Principal   Mortgage      Term       Bureau     Loan-to-
       Delinquency Status         Outstanding    Loans    Outstanding    Balance      Rate      (months)   Risk Score  Value Ratio
  ---------------------------     -----------   --------  -----------    -------    --------    --------   ----------  -----------
Current......................    $630,863,903   12,843       99.57%      $ 49,121      5.644%     299.05        714           87.5%
30 - 59 Days.................       2,726,712       45        0.43         60,594      6.853      296.12        698           89.6
                                 -------------  ---------  -----------
         Total                   $633,590,615   12,888      100.00%
                                 =============  =========  ===========



                                          Origination Year for the Group 2 Mortgage Loans

                                                           Percent of               Weighted    Weighted    Weighted    Weighted
                                   Aggregate     Number    Aggregate     Average     Average     Average     Average    Average
                                   Principal      of       Principal     Current     Gross      Remaining    Credit     Combined
                                    Balance     Mortgage    Balance     Principal   Mortgage      Term       Bureau     Loan-to-
      Origination Year            Outstanding    Loans    Outstanding    Balance      Rate      (months)   Risk Score  Value Ratio
  ---------------------------     -----------   --------  -----------    -------    --------    --------   ----------  -----------
1998.........................    $     44,513         5        0.01%     $  8,903      7.126%     209.75        703         87.6%
2001.........................          42,500         1        0.01        42,500      6.875      263.00        701         90.0
2002.........................          27,091         3        0.00         9,030      4.707      271.26        752         70.5
2003.........................       2,339,836       174        0.37        13,447      5.894      288.82        727         80.9
2004.........................     631,136,675    12,705       99.61        49,676      5.648      299.09        714         87.6
                                -------------   ---------  -----------
         Total                   $633,590,615    12,888      100.00%
                                =============   =========  ===========


     Mortgage Loan Statistics

     For purposes of this Form 8-K, "Tables" shall mean computer generated tables and/or charts describing the characteristics of the Mortgage Loans as of the applicable Cut-off Date. All percentages in the Tables were calculated based on the principal balance of the Initial Mortgage Loans as of theInitial Cut-off Date. The sum of the columns may not equal the respective totals due to rounding.

Section 9.
----------
Item 9.01. Financial Statements, Pro Forma Financial Information and Exhibits.
----       ------------------------------------------------------------------

           (a) Not applicable.

           (b) Not applicable.

                                  SIGNATURES


          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    CWABS, INC.


                                    By: /s/ Celia Coulter
                                        -----------------------
                                        Name: Celia Coulter
                                        Title: Vice President


Dated:  October 15, 2004